                         [DELOITTE & TOUCHE LETTERHEAD]


Exhibit 23


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


POTASH CORPORATION OF SASKATCHEWAN INC.

We hereby consent to the incorporation of our report dated February 12, 1998 into this Annual Report on Form 10-K for the year ended December 31, 1997 and into the following Registration Statements:

     -    Registration Statement No. 33-37855 on Form S-8
     -    Registration Statement No. 333-19215 on Form S-8




[SIGNATURE]

DELOITTE & TOUCHE

CHARTERED ACCOUNTANTS

Saskatoon, Saskatchewan, Canada

March 25, 1998




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